Rule 424(b)(3)

	File N0.: 333-12884



	AMERICAN DEPOSITARY SHARES

	(Each American Depositary

	Share represents 4000

	deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR PREFERRED SHARES WITHOUT PAR VALUE
OF
PARANAPANEMA S/A
(INCORPORATED UNDER THE LAWS OF THE
FEDERATIVE REPUBLIC OF BRAZIL)

OVERSTAMP: Effective June 9, 2005, each
American Depositary Share represents two deposited shares.

OVERSTAMP: Effective March 22,2010, all the preferred shares have been converted into common shares. Accordingly, the
American Depositary Shares will
represent common shares of the Company.

            The Bank of New York, as
depositary (hereinafter called the
Depositary), hereby certifies
that____________________________________
, or registered assigns IS THE OWNER OF
_____________________________ AMERICAN
DEPOSITARY SHARES representing deposited preferred shares (herein called Shares) of Paranapanema S/A, incorporated under the laws of the Federative Republic of Brazil (herein called the Company). At the date hereof, each American
Depositary Share represents 4000 Shares
deposited or subject to deposit under
the Deposit Agreement (as such term is
hereinafter defined) at the Sao Paulo
office of Banco Itau, S.A. (herein
called the Custodian).  The Depositarys
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay Street,
New York, N.Y. 10286, and its principal
executive office is located at One Wall
Street, New York, N.Y. 10286.


THE DEPOSITARYS CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW YORK, N.Y. 10286

            1.  THE DEPOSIT
AGREEMENT.

            This American
Depositary Receipt is one of
an issue (herein called
Receipts), all issued and to
be issued upon the terms and
conditions set forth in the
deposit agreement, dated as
of December 21, 2000 (herein
called the Deposit
Agreement), by and among the
Company, the Depositary, and
all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become
bound by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time
to time received in respect
of such Shares and held
thereunder (such Shares,
securities, property, and
cash are herein called
Deposited Securities).
Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and
at the office of the
Custodian.

            The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement, to
which reference is hereby
made.  Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.

            2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.

            Upon surrender at
the Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof
is entitled to delivery, to
him or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of (a)
certificates in the name of
the Owner hereof or as
ordered by him or
certificates properly
endorsed or accompanied by
proper instruments of
transfer and (b) any other
securities, property and cash
to which such Owner is then
entitled in respect of this
Receipt.  Such delivery will
be made at the option of the
Owner hereof, either at the
office of the Custodian or at
the Corporate Trust Office of
the Depositary, provided that
the forwarding of
certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of the
Depositary shall be at the
risk and expense of the Owner
hereof.

            3.  TRANSFERS,
SPLIT-UPS, AND COMBINATIONS
OF RECEIPTS.

            The transfer of
this Receipt is registrable
on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for
transfer or accompanied by
proper instruments of
transfer and funds sufficient
to pay any applicable
transfer taxes and the
expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presentor of
the Receipt of a sum
sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable
fees as provided in this
Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, this Article 3.

            The delivery of
Receipts against deposit of
Shares generally or against
deposit of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of
the Depositary are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt,
the surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused
by closing the transfer books
of the Depositary or the
Company or the deposit of
Shares in connection with
voting at a shareholders
meeting, or the payment of
dividends, (ii) the payment
of fees, taxes and similar
charges, and (iii) compliance
with any U.S. or foreign laws
or governmental regulations
relating to the Receipts or
to the withdrawal of the
Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept
for deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

            4.  LIABILITY OF
OWNER OR BENEFICIAL OWNER FOR
TAXES.

            If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the Owner
or Beneficial Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced
by such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt, and may
apply such dividends or other
distributions or the proceeds
of any such sale in payment
of such tax or other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable
for any deficiency.

            5.  WARRANTIES ON
DEPOSIT OF SHARES.

            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such Shares
and each certificate
therefore, if any, are
validly issued, fully paid,
non-assessable, and free of
any preemptive rights of the
holders of outstanding Shares
and that the person making
such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that such
Shares and the Receipts
evidencing American
Depositary Shares
representing such Shares
would not be Restricted
Securities.  Such
representations and
warranties shall survive the
deposit of Shares and
issuance of Receipts.

            6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.

            Any person
presenting Shares for deposit
or any Owner or Beneficial
Owner of a Receipt may be
required from time to time to
file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to
the registration on the books
of the Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary may deem necessary
or proper or as the Company
may reasonably request in
writing to the Depositary.
The Depositary may withhold
the delivery or registration
of transfer of any Receipt or
the distribution of any
dividend or sale or
distribution of rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof
or other information is filed
or such certificates are
executed or such
representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by
any governmental body in the
Federative Republic of Brazil
which is then performing the
function of the regulation of
currency exchange.

            7.  CHARGES OF
DEPOSITARY.

            The Company agrees
to pay the fees, reasonable
expenses and out-of-pocket
charges of the Depositary and
those of any Registrar only
in accordance with agreements
in writing entered into
between the Depositary and
the Company from time to
time.  The Depositary shall
present its statement for
such charges and expenses to
the Company once every three
months.  The charges and
expenses of the Custodian are
for the sole account of the
Depositary.

            The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
party surrendering Receipts
or to whom Receipts are
issued (including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement),
whichever applicable:
(1) taxes and other
governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration
of transfers of Shares
generally on the Share
register of the Company or
Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the terms
of the Deposit Agreement,
(3) such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.05 of the
Deposit Agreement, (5) a fee
of $5.00 or less per 100
American Depositary Shares
(or portion thereof) for the
execution and delivery of
Receipts pursuant to
Section 2.03, 4.03 or 4.04 of
the Deposit Agreement and the
surrender of Receipts
pursuant to Section 2.05 or
6.02 of the Deposit
Agreement, (6) a fee of $.02
or less per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of
the Deposit Agreement, (7) a
fee for the distribution of
securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in
an amount equal to the fee
for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities
(for purposes of this
clause 7 treating all such
securities as if they were
Shares), but which securities
are instead distributed by
the Depositary to Owners, and
(8) any other charge payable
by the Depositary, any of the
Depositarys agents, including
the Custodian, or the agents
of the Depositarys agents in
connection with the servicing
of Shares or other Deposited
Securities (which charge
shall be assessed against
Owners of record as of the
date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be
collected at the sole
discretion of the Depositary
by billing such Owners for
such charge or by deducting
such charge from one or more
cash dividends or other cash
distributions).

            The Depositary,
subject to Article 8 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

            8.  PRE-RELEASE OF
RECEIPTS.

            Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
execute and deliver Receipts
prior to the receipt of
Shares pursuant to Section
2.02 of the Deposit Agreement
(a Pre-Release).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares
upon the receipt and
cancellation of Receipts
which have been Pre-Released,
whether or not such
cancellation is prior to the
termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-
Release.  Each Pre-Release
will be (a) preceded or
accompanied by a written
representation from the
person to whom Receipts or
Shares are to be delivered
that such person, or its
customer, owns the Shares or
Receipts to be remitted, as
the case may be, (b) at all
times fully collateralized
with cash or such other
collateral as the Depositary
deems appropriate, (c)
terminable by the Depositary
on not more than five (5)
business days notice, and (d)
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of American Depositary
Shares which are outstanding
at any time as a result of
Pre-Releases will not
normally exceed thirty
percent (30%) of the Shares
deposited under the Deposit
Agreement; provided, however,
that the Depositary reserves
the right to change or
disregard such limit from
time to time as it deems
appropriate.

            The Depositary may
retain for its own account
any compensation received by
it in connection with the
foregoing.

            9.  TITLE TO
RECEIPTS.

            It is a condition
of this Receipt and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a
negotiable instrument under
the laws of New York;
provided, however, that the
Depositary and the Company,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as
the absolute owner hereof for
the purpose of determining
the person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither
the Depositary nor the
Company will have an
obligation or be subject to
any liability under the
Deposit Agreement or this
Receipt to any holder of a
Receipt, unless such holder
is the Owner thereof.

            10.  VALIDITY OF
RECEIPT.

            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall
have been executed by the
Depositary by the manual
signature of a duly
authorized signatory of the
Depositary; provided, however
that such signature may be a
facsimile if a Registrar for
the Receipts shall have been
appointed and such Receipts
are countersigned by the
manual of a duly authorized
officer of the Registrar.

            11.  REPORTS;
INSPECTION OF TRANSFER BOOKS.

            The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the Commission) with
certain public reports and
documents required by foreign
law or otherwise under
Rule 12g3-2(b) under the
Securities Exchange Act of
1934.  Such reports and
communications will be
available for inspection and
copying by Owners and
Beneficial Owners at the
public reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.

            The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy
soliciting material, received
from the Company which are
both (a) received by the
Depositary as the holder of
the Deposited Securities and
(b) made generally available
to the holders of such
Deposited Securities by the
Company.  The Depositary will
also send to Owners of
Receipts copies of such
reports when furnished by the
Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material,
furnished to the Depositary
by the Company shall be
furnished in English to the
extent such materials are
required to be translated
into English pursuant to any
regulations of the
Commission.

            The Depositary will
keep books, at its Corporate
Trust Office, for the
registration of Receipts and
transfers of Receipts which
at all reasonable times shall
be open for inspection by the
Owners of Receipts and the
Company provided that such
inspection shall not be for
the purpose of communicating
with Owners of Receipts in
the interest of a business or
object other than the
business of the Company or a
matter related to the Deposit
Agreement or the Receipts.

            12.  DIVIDENDS AND
DISTRIBUTIONS.

            Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any amounts
received in a foreign
currency can in the judgment
of the Depositary be
converted on a reasonable
basis into United States
dollars transferable to the
United States, and subject to
the Deposit Agreement,
convert such dividend or
distribution into dollars and
will distribute the amount
thus received (net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto;
provided, however, that in
the event that the Company or
the Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

            Subject to the
provisions of Section 4.11
and 5.09 of the Deposit
Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will, after
consultation with the
Company, cause the securities
or property received by it to
be distributed to the Owners
entitled thereto, in any
manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners of Receipts
entitled thereto, or if for
any other reason the
Depositary deems such
distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution, including, but
not limited to, the public or
private sale of the
securities or property thus
received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement) will be
distributed by the Depositary
to the Owners of Receipts
entitled thereto all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement.

            If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may distribute
to the Owners of outstanding
Receipts entitled thereto,
additional Receipts
evidencing an aggregate
number of American Depositary
Shares representing the
amount of Shares received as
such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with
respect to the deposit of
Shares and the issuance of
American Depositary Shares
evidenced by Receipts,
including the withholding of
any tax or other governmental
charge as provided in Section
4.11 of the Deposit Agreement
and the payment of the fees
and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case, the Depositary will
sell the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds,
all in the manner and subject
to the conditions described
in Section 4.01 of the
Deposit Agreement.  If
additional Receipts are not
so distributed, each American
Depositary Share shall
thenceforth also represent
the additional Shares
distributed upon the
Deposited Securities
represented thereby.

            In the event that
the Depositary determines
that any distribution in
property (including Shares
and rights to subscribe
therefore) is subject to any
tax or other governmental
charge which the Depositary
is obligated to withhold, the
Depositary may by public or
private sale dispose of all
or a portion of such property
(including Shares and rights
to subscribe therefore) in
such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the
Owners of Receipts entitled
thereto.

            13.  RIGHTS.

            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary
shall, after consultation
with the Company, have
discretion as to the
procedure to be followed in
making such rights available
to any Owners or in disposing
of such rights on behalf of
any Owners and making the net
proceeds available to such
Owners or, if by the terms of
such rights offering or for
any other reason, the
Depositary may not either
make such rights available to
any Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to
other Owners, the Depositary
may distribute to any Owner
to whom it determines the
distribution to be lawful and
feasible, in proportion to
the number of American
Depositary Shares held by
such Owner, warrants or other
instruments therefore in such
form as it deems appropriate.

            In circumstances in
which rights would otherwise
not be distributed, if an
Owner of Receipts requests
the distribution of warrants
or other instruments in order
to exercise the rights
allocable to the American
Depositary Shares of such
Owner hereunder, the
Depositary will make such
rights available to such
Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit
such rights to be exercised
and (b) such Owner has
executed such documents as
the Company has determined in
its sole discretion are
reasonably required under
applicable law.

            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners,
then upon instruction from
such an Owner pursuant to
such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees and
expenses of the Depositary
and any other charges as set
forth in such warrants or
other instruments, the
Depositary shall, on behalf
of such Owner, exercise the
rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall,
pursuant to Section 2.03 of
the Deposit Agreement,
execute and deliver Receipts
to such Owner.  In the case
of a distribution pursuant to
the second paragraph of this
Article 13, such Receipts
shall be legended in
accordance with applicable
U.S. laws, and shall be
subject to the appropriate
restrictions on sale,
deposit, cancellation, and
transfer under such laws.

            If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds of
such sales (net of the fees
and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such
rights and subject to the
terms and conditions of the
Deposit Agreement) for the
account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any
distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.

            The Depositary will
not offer rights to Owners
unless both the rights and
the securities to which such
rights relate are either
exempt from registration
under the Securities Act of
1933 with respect to a
distribution to all Owners or
are registered under the
provisions of such Act;
provided, that nothing in the
Deposit Agreement shall
create, any obligation on the
part of the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement
declared effective.  If an
Owner of Receipts requests
the distribution of warrants
or other instruments,
notwithstanding that there
has been no such registration
under such Act, the
Depositary shall not effect
such distribution unless it
has received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution
to such Owner is exempt from
such registration.

            The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

            14.  CONVERSION OF
FOREIGN CURRENCY.

            Whenever the
Depositary or the Custodian
shall receive foreign
currency, by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall,
as promptly as practicable,
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof
to such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and
shall be net of any expenses
of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of
the Deposit Agreement.

            If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file
such application for approval
or license, if any, as it may
deem desirable.

            If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary or the
Custodian is not convertible
on a reasonable basis into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in
the opinion of the Depositary
is not obtainable, or if any
such approval or license is
not obtained within a
reasonable period as
determined by the Depositary,
the Depositary may distribute
the foreign currency (or an
appropriate document
evidencing the right to
receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive
the same.

            If any such
conversion of foreign
currency, in whole or in
part, cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution
in Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for
interest thereon for the
respective accounts of, the
Owners entitled thereto.

            15.  RECORD DATES.

            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made, or whenever rights
shall be issued with respect
to the Deposited Securities,
or whenever the Depositary
shall receive notice of any
meeting of holders of Shares
or other Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the number
of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date, which date shall, to
the extent practicable, be
the same as the record date
for the Deposited Securities
or as near thereto as
practicable, (a) for the
determination of the Owners
of Receipts who shall be
(i) entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or
(ii) entitled to give
instructions for the exercise
of voting rights at any such
meeting, or (b) on or after
which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

            16.  VOTING OF
DEPOSITED SECURITIES.

            The Shares do not
entitle holders thereof to
vote on matters presented to
a vote of stockholders of the
Company except in very
limited circumstances as
provided under Brazilian
corporate law.  With respect
to matters as to which
holders of Shares are
entitled to vote, the
following voting provisions
apply.  Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary
shall, as soon as practicable
thereafter, mail to the
Owners of Receipts a notice,
the form of which notice
shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained
in such notice of meeting
received by the Depositary
from the Company, (b) a
statement that the Owners of
Receipts as of the close of
business on a specified
record date will be entitled,
subject to any applicable
provision of law and of the
Bylaws, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and (c) a
statement as to the manner in
which such instructions may
be given.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the
date established by the
Depositary for such purpose,
the Depositary shall endeavor
insofar as practicable to
vote or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced
by such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not vote or
attempt to exercise the right
to vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.

            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value, split-
up, consolidation, or any
other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party,
any securities which shall be
received by the Depositary or
a Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be treated
as new Deposited Securities
under the Deposit Agreement,
and American Depositary
Shares shall thenceforth
represent, in addition to the
existing Deposited
Securities, the right to
receive the new Deposited
Securities so received in
exchange or conversion,
unless additional Receipts
are delivered pursuant to the
following sentence.  In any
such case the Depositary may
execute and deliver
additional Receipts as in the
case of a dividend in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

            18.	LIABILITY OF
THE COMPANY AND DEPOSITARY.

            Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of any
provision of any present or
future law or regulation of
the United States or any
other country, or of any
other governmental or
regulatory authority, or by
reason of any provision,
present or future, of the
Bylaws, or by reason of any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or
war or other circumstances
beyond its control, the
Depositary or the Company
shall be prevented, delayed
or forbidden from or be
subject to any civil or
criminal penalty on account
of doing or performing any
act or thing which by the
terms of the Deposit
Agreement or Deposited
Securities it is provided
shall be done or performed;
nor shall the Depositary or
the Company or any of their
respective directors,
employees, agents or
affiliates incur any
liability to any Owner or
Beneficial Owner of a Receipt
by reason of any non-
performance or delay, caused
as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure
to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Section 4.01,
4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds
available to such Owners,
then the Depositary shall not
make such distribution or
offering, and shall allow any
rights, if applicable, to
lapse.  Neither the Company
nor the Depositary nor any of
their respective directors,
employees, agents or
affiliates assumes any
obligation or shall be
subject to any liability
under the Deposit Agreement
to Owners or Beneficial
Owners of Receipts, except
that they agree to perform
their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or affiliates shall be under
any obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts,
which in its opinion may
involve it in expense or
liability, unless indemnity
satisfactory to it against
all expense and liability
shall be furnished as often
as may be required, and the
Custodian shall not be under
any obligation whatsoever
with respect to such
proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or affiliates shall be liable
for any action or nonaction
by it in reliance upon the
advice of or information from
legal counsel, accountants,
any person presenting Shares
for deposit, any Owner or
Beneficial Owner of a
Receipt, or any other person
believed by it in good faith
to be competent to give such
advice or information.  The
Depositary and its directors,
employees, agents and
affiliates shall not be
responsible for any failure
to carry out any instructions
to vote any of the Deposited
Securities, or for the manner
in which any such vote is
cast or the effect of any
such vote, provided that any
such action or nonaction is
in good faith. The Depositary
shall not be liable for any
acts or omissions made by a
successor depositary whether
in connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without
negligence or bad faith while
it acted as Depositary.  The
Company agrees to indemnify
the Depositary, its
directors, employees, agents
and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the expenses of counsel)
which may arise out of acts
performed or omitted, in
accordance with the
provisions of the Deposit
Agreement and of the
Receipts, as the same may be
amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or
(ii) by the Company or any of
its directors, employees,
agents and affiliates.  No
disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

            19.	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY; APPOINTMENT OF
SUCCESSOR CUSTODIAN.

            The Depositary may
at any time resign as
Depositary hereunder by
written notice of its
election so to do delivered
to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners
of Receipts to do so, it may
appoint a substitute
custodian.

            20.  AMENDMENT.

            The form of the
Receipts and any provisions
of the Deposit Agreement may
at any time and from time to
time be amended by agreement
between the Company and the
Depositary without the
consent of Owners or
Beneficial Owners of Receipts
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees
or charges (other than taxes
and other governmental
charges, registration fees
and cable, telex or facsimile
transmission costs, delivery
costs or other such
expenses), or which shall
otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective
as to outstanding Receipts
until the expiration of
thirty days after notice of
such amendment shall have
been given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit
Agreement as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefore the
Deposited Securities
represented thereby except in
order to comply with
mandatory provisions of
applicable law.

            21.	TERMINATION OF
DEPOSIT AGREEMENT.

            The Depositary at
any time at the direction of
the Company, shall terminate
the Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least 60 days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice
of such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time 60 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its
election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the
Owner of a Receipt will, upon
(a) surrender of such Receipt
at the Corporate Trust Office
of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, be
entitled to delivery, to him
or upon his order, of the
amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.
If any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend
the distribution of dividends
to the Owners thereof, and
shall not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights
and other property as
provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At
any time after the expiration
of one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under
the Deposit Agreement and may
thereafter hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it
thereunder, unsegregated and
without liability for
interest, for the pro rata
benefit of the Owners of
Receipts which have not
theretofore been surrendered,
such Owners thereupon
becoming general creditors of
the Depositary with respect
to such net proceeds.  After
making such sale, the
Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  Upon
the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under
the Deposit Agreement except
for its obligations to the
Depositary with respect to
indemnification, charges, and
expenses.

            22.	SUBMISSION TO
JURISDICTION; WAIVER OF
IMMUNITIES.

            In the Deposit
Agreement, the Company has
(i) appointed CT Corporation
System, 111 Eighth Avenue,
New York, New York 10011, in
the State of New York, as the
Companys authorized agent
upon which process may be
served in any suit or
proceeding arising out of or
relating to the Shares or
Deposited Securities, the
American Depositary Shares,
the Receipts or this
Agreement, (ii) consented and
submitted to the jurisdiction
of any state or federal court
in the State of New York in
which any such suit or
proceeding may be instituted,
and (iii) agreed that service
of process upon said
authorized agent shall be
deemed in every respect
effective service of process
upon the Company in any such
suit or proceeding.

		To the extent that
the Company or any of its
properties, assets or
revenues may have or
hereafter become entitled to,
or have attributed to it, any
right of immunity, on the
grounds of sovereignty or
otherwise, from any legal
action, suit or proceeding,
from the giving of any relief
in any respect thereof, from
setoff or counterclaim, from
the jurisdiction of any
court, from service of
process, from attachment upon
or prior to judgment, from
attachment in aid of
execution or judgment, or
other legal process or
proceeding for the giving of
any relief or for the
enforcement of any judgment,
in any jurisdiction in which
proceedings may at any time
be commenced, with respect to
its obligations, liabilities
or any other matter under or
arising out of or in
connection with the Shares or
Deposited Securities, the
American Depositary Shares,
the Receipts or the Deposit
Agreement, the Company, to
the fullest extent permitted
by law, hereby irrevocably
and unconditionally waives,
and agrees not to plead or
claim, any such immunity and
consents to such relief and
enforcement.

            23.	DISCLOSURE OF
INTERESTS.

            The Company and the
Depositary may from time to
time request Owners, former
Owners, Beneficial Owners or
former Beneficial Owners to
provide information as to the
capacity in which they own or
owned Receipts or own or
owned such beneficial
interest and regarding the
identity of any other persons
then or previously interested
in such Receipts and the
nature of such interest and
various other matters.  Each
such Owner or Beneficial
Owner agrees to provide any
such information requested by
the Company or the Depositary
pursuant to this Section.
The Depositary agrees to use
its reasonable efforts to
comply, at the Companys
expense, with the reasonable
and practicable written
instructions from the Company
requesting that the
Depositary forward any such
requests to the Owners or
Beneficial Owners and forward
to the Company any such
responses to such requests
received by the Depositary.

            The Depositary and
the Company hereby confirm to
each other that, for as long
as the Deposit Agreement is
in effect, they shall furnish
to the Comissa de Valores
Mobiliarios (the CVM) and the
Central Bank of Brazil any
information and documents
related to the Receipts and
the Depositarys obligations
thereunder as may be
requested by such authorities
from time to time, whether
such information and
documents are requested from
the Depositary or the
Company.  In the event that
the Depositary or the
Custodian shall be advised
(in writing) by reputable
independent Brazilian counsel
that the Depositary or
Custodian reasonably could be
subject to criminal or
material, as reasonably
determined by the Depositary,
civil liabilities as a result
of the Company having failed
to provide such information
or documents reasonably
available only through the
Company, the Depositary has
the right to immediately
resign as Depositary and will
not be subject to any
liability hereunder for such
resignation or such
determination, except that
(i) the Depositary shall
promptly, but in no event
later than three (3) business
days, if permitted by
applicable laws, duly assign,
transfer and deliver all
right, title and interest in
and to the Deposited
Securities held on account or
on behalf of Owners to the
Company or its nominee, and
(ii) to the extent reasonably
requested by the Company and
not prohibited by applicable
law, the Depositary shall
provide the Company or any
successor depositary
hereunder with access, during
normal business hours, to
such records as may be
reasonably necessary to
enable the Company or such
successor depositary to
fulfill the obligations that
the Depositary would have had
hereunder but for such
resignation.  Upon
effectiveness of such
resignation the Depositary
shall otherwise be discharged
from all of its obligations
under the Deposit Agreement.
In the event that the
Depositary resigns pursuant
to this paragraph either (i)
the Company will appoint a
new depositary, in which case
the Company will assume the
obligations stated as the
obligations of the Depositary
under Section 5.04 of the
Deposit Agreement, or (ii) if
the Company fails to appoint
a new depositary within 90
days of such resignation, the
Deposit Agreement shall be
terminated in accordance with
Section 6.02 of the Deposit
Agreement and the Company or
its designated agent will
assume the obligations stated
as the obligations of the
Depositary in such section.

      24.	OWNERSHIP
RESTRICTIONS.

            The Company may
restrict transfer of the
Shares where such transfer
might result in ownership of
Shares exceeding the limits
under applicable law or the
Bylaws.  The Company may also
restrict, in such manner as
it deems appropriate,
transfer of the American
Depositary Shares where such
transfer may result in the
total number of Shares
represented by the American
Depositary Shares
beneficially owned by a
single Owner or Beneficial
Owner to exceed the limits
under any applicable law or
the Bylaws.  The Company may,
in its sole discretion,
instruct the Depositary to
take action with respect to
the ownership interest of any
Owner or Beneficial Owner in
excess of the limitation set
forth in the preceding
sentence, including but not
limited to a mandatory sale
or disposition on behalf of
an Owner or Beneficial Owner
of the Shares represented by
the American Depositary
Shares held by such Owner or
Beneficial Owner in excess of
such limitations, if and to
the extent such disposition
is permitted by applicable
law.  The Depositary shall,
at the sole expense of the
Company, use its reasonable
efforts to comply with the
reasonable and practicable
written instructions of the
Company as provided in this
Section.

		As of the date
hereof, there are no such
limitations affecting
ownership of Shares under
applicable laws of Brazil,
the Bylaws or any provisions
of or governing Deposited
Securities.




      25.	COMPLIANCE
WITH INFORMATION
REQUESTS.

            Notwithstanding any
other provision of this
Deposit Agreement, each Owner
agrees to comply with
requests from the Company
pursuant to Brazilian law,
the rules of the Brazilian
Stock Exchange, and any other
stock exchange on which the
Shares are, or will be,
registered, traded or listed
or the Bylaws, which are made
to provide information, inter
alia, as to the capacity in
which such Owner owns
Receipts (and Shares as the
case may be) and regarding
the identity of any other
person interested in such
Receipts and the nature of
such interest, and the
Depositary agrees to use its
reasonable efforts to comply,
at the Companys expense, with
reasonable and practicable
written instructions received
from the Company requesting
that the Depositary forward
any such request from the
Company to the Owner and to
forward to the Company any
such responses to such
requests received by the
Depositary.






EMM-1014615_1